UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 21, 2005

Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13647	73-1356520
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5330 East 31st Street, Tulsa, Oklahoma 74135

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 21, 2005, Rental Car Finance Corp. (the “Company”), a wholly owned subsidiary of Dollar Thrifty Automotive Group, Inc., a Delaware corporation (“DTAG”), issued rental car asset backed notes totaling $400 million to Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., ABN AMRO Incorporated, Credit Suisse First Boston LLC, Dresdner Kleinwort Wasserstein Securities LLC, and Scotia Capital (USA) Inc. (each an “Initial Purchaser” and together, the “Initial Purchasers”) consisting of $290 million of the Company’s Series 2005-1 Floating Rate Rental Car Asset Backed Notes, Class A-1 (collectively, the “Floating Rate Notes”) and $110 million of its Series 2005-1 4.59% Rental Car Asset Backed Notes, Class A-2 (collectively, the “Fixed Rate Notes”, and together with the Floating Rate Notes, the “Offered Securities”). The Offered Securities were issued pursuant to a supplement to the Company’s indenture with Deutsche Bank Trust Company Americas, as trustee (the “Trustee”). The Offered Securities have a five year term, but are subject to acceleration upon the occurrence of adverse events such as nonpayment of interest and principal and insufficient collateral. Collateral for the Offered Securities includes vehicles, manufacturer receivables and cash, and other credit support is furnished in the form of a letter of credit issued by Credit Suisse First Boston (“CSFB”). Payment of interest and principal on the Offered Securities is insured by a note guaranty insurance policy issued by XL Capital Assurance Inc. The Initial Purchasers, the Trustee and CSFB or their respective affiliates are also participants in other credit facilities of DTAG and subsidiaries.

The foregoing description of the indenture supplement, letter of credit and note guaranty insurance policy are qualified in their entirety by reference to the documents attached hereto as Exhibits 4.141, 4.142 and 4.143, respectively, and are incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Information responsive to this Item is incorporated by reference from the responses made in Item 1.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description

4.141	Series 2005-1 Supplement dated as of April 21, 2005 between Rental Car Finance Corp. and Deutsche Bank Trust Company Americas

4.142

Enhancement Letter of Credit Application and Agreement dated as of April 21, 2005 among DTG Operations, Inc., Rental Car Finance Corp., Dollar Thrifty Automotive Group, Inc. and Credit Suisse First Boston

4.143	Financial Guaranty Insurance Policy No. CA01914A issued by XL Capital Assurance Inc. to Deutsche Bank Trust Company Americas for the benefit of the Series 2005-1 Noteholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

April 26, 2005	By:	/s/ STEVEN B. HILDEBRAND
Steven B. Hildebrand
Senior Executive Vice President, Chief Financial
Officer, Principal Financial Officer and Principal
Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

4.141	Series 2005-1 Supplement dated as of April 21, 2005 between Rental Car Finance Corp. and Deutsche Bank Trust Company Americas

4.142

Enhancement Letter of Credit Application and Agreement dated as of April 21, 2005 among DTG Operations, Inc., Rental Car Finance Corp., Dollar Thrifty Automotive Group, Inc. and Credit Suisse First Boston

4.143	Financial Guaranty Insurance Policy No. CA01914A issued by XL Capital Assurance Inc. to Deutsche Bank Trust Company Americas for the benefit of the Series 2005-1 Noteholders

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